Exhibit 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	727.8	778.5	744.3	906.8	3,157.4
2006	770.4	796.9	803.1

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2005	12.2	25.5	27.8	42.5	108.0
2006	25.1	33.8	31.6

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	10.4	10.7	11.5	10.7	43.3
2006	9.9	9.0	7.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(1.4)	(0.6)	(0.6)	(3.5)	(6.1)
2006	—	(17.8)	2.4

	Income Before Taxes, Minority Interest, Extraordinary
	Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2005	3.2	15.4	16.9	35.3	70.8
2006	15.2	7.0	26.3

	Net Income
	Q1	Q2	Q3	Q4	FY
2005	5.2	11.3	13.6	32.4	62.5
2006	12.7	4.7	18.8

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	-59.4%	26.6%	19.5%	21.5%	18.5%
2006	19.7%	34.3%	28.5%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2005	—	(0.5)	—	3.2	2.7
2006	(0.2)	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2005	5.4	4.0	3.3	5.7	5.7
2006	4.0	3.8	2.7

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2005	16.1	15.2	15.5	16.8	63.6
2006	14.8	15.1	16.0

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2005	407.6	437.4	491.3	420.9	420.9
2006	426.3	445.4	503.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	15.1	16.5	20.0	19.1	70.7
2006	18.6	13.3	12.8

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	(33.7)	(12.4)	(3.2)	124.5	75.2
2006	(13.0)	30.3	12.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(12.6)	(10.5)	(17.6)	(15.6)	(56.3)
2006	(13.2)	0.3	(23.8)

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2005	(46.3)	(22.9)	(20.8)	108.9	18.9
2006	(26.2)	30.6	(11.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	10.7	(6.2)	21.9	(28.2)	(1.8)
2006	(11.5)	(44.4)	4.6

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2005	3.7	3.8	3.8	3.9	15.2
2006	3.8	4.0	3.9

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	463.7	460.5	487.2	467.2	467.2
2006	468.6	448.1	458.6

	Equity
	Q1	Q2	Q3	Q4	FY
2005	682.1	677.5	687.3	703.3	703.3
2006	692.8	705.5	719.7

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2005	8.8%	9.4%	9.3%	9.1%	9.1%
2006	10.2%	9.1%	9.8%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	583.9	618.1	563.5	634.4	2,399.9
2006	618.8	622.0	595.4

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2005	80.5	91.8	82.9	89.6	344.8
2006	89.3	86.2	85.2

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	74.4	74.7	70.7	77.5	297.3
2006	68.8	70.7	70.4

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2005	6.1	17.1	12.2	12.1	47.5
2006	20.5	15.5	14.8

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	7.4	7.7	8.3	7.9	31.3
2006	7.7	6.9	5.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(1.6)	(0.5)	(0.7)	(3.5)	(6.3)
2006	(0.9)	16.3	(2.9)

	Income (Loss) Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2005	0.3	9.9	4.6	7.7	22.5
2006	13.7	(7.7)	12.1

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2005	0.3	7.5	4.5	5.8	18.1
2006	11.4	(5.4)	10.5

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	33.3%	24.2%	2.2%	24.7%	20.0%
2006	20.4%	28.6%	13.2%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2005	—	(0.5)	—	(0.7)	(1.2)
2006	(0.4)	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2005	4.0	2.8	2.5	1.8	1.8
2006	1.4	1.4	1.4

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2005	10.8	10.1	9.7	10.5	41.1
2006	9.7	10.2	10.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2005	305.9	334.5	349.4	305.7	305.7
2006	325.4	316.0	337.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	8.6	9.4	10.9	14.7	43.6
2006	8.4	11.1	9.8

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	(27.5)	(21.0)	(18.6)	79.0	11.9
2006	(17.7)	10.3	15.8

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(6.1)	(3.7)	(8.8)	(11.5)	(30.1)
2006	(3.0)	(9.2)	(6.6)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2005	(33.6)	(24.7)	(27.4)	67.5	(18.2)
2006	(20.7)	1.1	9.2

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	(2.7)	36.7	15.4	(6.3)	43.1
2006	0.7	(44.3)	0.5

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2005	—	—	—	5.0	5.0
2006	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	286.6	322.2	338.5	341.5	341.5
2006	351.2	326.8	329.1

	Equity
	Q1	Q2	Q3	Q4	FY
2005	437.6	432.7	435.9	427.6	427.6
2006	445.3	450.4	460.0

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2005	3.4%	4.6%	4.6%	4.2%	4.2%
2006	6.7%	3.7%	5.0%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2005	27.5	23.9	25.6	23.5	23.5
2006	23.6	25.9	25.7

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2005	19.9	22.0	19.1	22.4	83.4
2006	21.7	22.2	20.8

	Revenues - North America
	Q1	Q2	Q3	Q4	FY
2005	354.3	376.3	369.6	388.3	1,488.5
2006	415.5	392.6	373.9

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2005	148.3	159.9	111.9	157.2	577.3
2006	131.2	150.6	143.7

	Revenues - Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2005	33.6	38.4	35.1	41.2	148.3
2006	26.1	38.2	32.9

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2005	536.2	574.6	516.6	586.7	2,214.1
2006	572.8	581.4	550.5

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2005	69.5	80.8	70.5	80.3	301.1
2006	78.6	77.5	75.0

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	60.6	63.7	57.6	65.1	247.0
2006	59.9	57.9	57.6

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2005	8.9	17.1	12.9	15.2	54.1
2006	18.7	19.6	17.4

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	6.2	7.4	7.5	7.0	28.1
2006	6.8	5.8	4.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(1.6)	(1.1)	(0.9)	(3.6)	(7.2)
2006	(1.0)	16.3	(3.0)

	Income Before Taxes, Minority Interest and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2005	4.3	10.8	6.3	11.8	33.2
2006	12.9	(2.5)	15.7

	Revenues - North America - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	33.7%	30.3%	24.7%	10.4%	23.9%
2006	17.3%	4.3%	1.2%

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	15.7%	21.4%	-8.4%	-3.3%	6.0%
2006	-11.5%	-5.8%	28.4%

	Revenues - Asia-Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	19.1%	53.0%	12.9%	32.9%	28.5%
2006	-22.3%	-0.5%	-6.3%

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	27.3%	29.0%	14.9%	7.6%	18.9%
2006	6.8%	1.2%	6.6%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2005	13.0%	14.1%	13.6%	13.7%	13.6%
2006	13.7%	13.3%	13.6%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2005	11.3%	11.1%	11.1%	11.1%	11.2%
2006	10.5%	10.0%	10.5%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2005	1.7%	3.0%	2.5%	2.6%	2.4%
2006	3.3%	3.4%	3.2%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	37.2%	17.6%	9.5%	27.1%	22.0%
2006	26.4%	16.0%	15.3%

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Net Income
	Q1	Q2	Q3	Q4	FY
2005	2.8	8.9	5.7	8.6	26.0
2006	10.0	(2.0)	13.3

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2005	—	(0.5)	—	(0.7)	(1.2)
2006	(0.4)	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2005	3.8	2.7	2.5	1.8	1.8
2006	1.4	1.4	1.4

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2005	6.9	6.8	7.1	7.5	28.3
2006	7.3	7.5	7.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	7.6	7.9	10.0	11.0	36.5
2006	6.3	8.4	6.4

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2005	21.2	18.9	17.6	17.5	75.2
2006	17.3	17.0	14.6

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	-1.9%	-11.3%	-17.0%	-28.3%	-15.0%
2006	-18.4%	-10.1%	-17.0%

	Revenues - Asia Pacific
	Q1	Q2	Q3	Q4	FY
2005	26.5	24.6	29.3	30.2	110.6
2006	28.7	23.6	30.3

	Revenues - Asia Pacific - %change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	-5.0%	-14.9%	24.2%	14.8%	3.7%
2006	8.3%	-4.1%	3.4%

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2005	47.7	43.5	46.9	47.7	185.8
2006	46.0	40.6	44.9

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2005	-3.6%	-13.3%	4.7%	-5.9%	-4.8%
2006	-3.6%	-6.7%	-4.3%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2005	(2.8)	—	(0.7)	(3.1)	(6.6)
2006	1.8	(4.1)	(2.6)

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2005	-5.9%	0.0%	-1.5%	-6.5%	-3.6%
2006	3.9%	-10.1%	-5.8%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	1.2	0.3	0.8	0.9	3.2
2006	0.9	1.1	0.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	—	0.6	0.2	0.1	0.9
2006	0.1	—	0.1

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2005	(4.0)	(0.9)	(1.7)	(4.1)	(10.7)
2006	0.8	(5.2)	(3.6)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	37.5%	-55.6%	29.4%	31.7%	26.2%
2006	n.m.	34.6%	22.2%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2005	(2.5)	(1.4)	(1.2)	(2.8)	(7.9)
2006	1.4	(3.4)	(2.8)

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	114.8	132.4	152.6	239.3	639.1
2006	117.9	135.7	169.6

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2005	25.5	30.1	37.0	63.5	156.1
2006	28.6	32.9	42.4

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	26.2	26.6	26.2	37.8	116.8
2006	28.9	28.0	33.9

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2005	(0.7)	3.5	10.8	25.7	39.3
2006	(0.3)	4.9	8.5

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	1.3	1.4	1.5	1.7	5.9
2006	1.2	1.1	1.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(0.2)	(0.5)	(0.3)	0.5	(0.5)
2006	0.4	1.2	—

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2005	(1.8)	2.6	9.6	23.5	33.9
2006	(1.9)	2.6	7.0

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	38.9%	38.5%	38.5%	36.6%	37.2%
2006	36.8%	38.5%	38.6%

	Net Income
	Q1	Q2	Q3	Q4	FY
2005	(1.1)	1.6	5.9	14.9	21.3
2006	(1.2)	1.6	4.3

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2005	—	—	—	3.9	3.9
2006	0.2	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2005	1.4	1.2	0.8	3.9	3.9
2006	2.6	2.4	1.3

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2005	1.9	1.7	1.8	2.4	7.8
2006	1.7	1.6	1.8

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2005	108.5	108.1	123.8	119.2	119.2
2006	104.3	107.4	140.0

Housewares — Consolidated *
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	1.2	1.3	2.0	0.9	5.4
2006	0.8	1.2	2.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	(2.4)	3.8	(1.8)	32.3	31.9
2006	3.0	2.2	(7.5)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(1.2)	(0.9)	(2.0)	(0.7)	(4.8)
2006	(0.8)	10.3	(16.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2005	(3.6)	2.9	(3.8)	31.6	27.1
2006	2.2	12.5	(23.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	3.2	(2.5)	4.3	(31.2)	(26.2)
2006	(3.7)	(10.6)	22.7

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2005	5.0	5.0	7.5	10.0	27.5
2006	6.0	17.0	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	63.9	66.6	78.4	57.2	57.2
2006	59.4	65.9	88.7

	Equity
	Q1	Q2	Q3	Q4	FY
2005	144.1	140.6	139.9	145.0	145.0
2006	137.8	123.0	127.2

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2005	15.5%	15.9%	17.2%	14.8%	14.8%
2006	15.0%	15.4%	14.6%

*	Housewares Consolidated includes Hamilton Beach/Proctor-Silex, Kitchen Collection and the related intercompany eliminations.

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach/Proctor-Silex, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	94.6	111.3	128.4	193.4	527.7
2006	95.5	113.6	136.1

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2005	-2.1%	10.1%	8.2%	1.3%	4.0%
2006	1.0%	2.1%	6.0%

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2005	16.4	20.7	26.1	43.7	106.9
2006	18.7	22.9	27.3

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2005	17.3%	18.6%	20.3%	22.6%	20.3%
2006	19.6%	20.2%	20.1%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	15.3	15.4	14.8	24.4	69.9
2006	17.5	16.4	17.9

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2005	16.2%	13.8%	11.5%	12.6%	13.2%
2006	18.3%	14.4%	13.2%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2005	1.1	5.3	11.3	19.3	37.0
2006	1.2	6.5	9.4

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2005	1.2%	4.8%	8.8%	10.0%	7.0%
2006	1.3%	5.7%	6.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	1.2	1.3	1.3	1.5	5.3
2006	1.1	1.0	1.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(0.2)	(0.5)	(0.3)	0.5	(0.5)
2006	0.4	1.2	—

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2005	0.1	4.5	10.3	17.3	32.2
2006	(0.3)	4.3	8.1

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	n.m.	37.8%	37.9%	36.4%	37.0%
2006	33.3%	37.2%	38.3%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2005	0.1	2.8	6.4	11.0	20.3
2006	(0.2)	2.7	5.0

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2005	—	—	—	3.9	3.9
2006	0.2	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2005	1.4	1.2	0.8	3.9	3.9
2006	2.6	2.4	1.3

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2005	1.5	1.2	1.4	2.0	6.1
2006	1.3	1.2	1.3

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2005	94.3	93.6	107.5	107.4	107.4
2006	90.3	92.9	119.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	1.0	0.9	1.7	0.8	4.4
2006	0.6	0.7	1.5

Hamilton Beach/Proctor-Silex, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	6.0	5.4	—	20.4	31.8
2006	8.0	4.1	(11.3)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(1.0)	(0.5)	(1.7)	(0.6)	(3.8)
2006	(0.6)	10.8	(1.5)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2005	5.0	4.9	(1.7)	19.8	28.0
2006	7.4	14.9	(12.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	(5.0)	(4.5)	2.1	(19.3)	(26.7)
2006	(9.0)	(13.0)	11.6

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2005	5.0	5.0	7.5	10.0	27.5
2006	6.0	17.0	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	53.2	53.9	63.5	54.2	54.2
2006	51.2	55.3	66.9

	Equity
	Q1	Q2	Q3	Q4	FY
2005	133.0	130.7	130.5	131.8	131.8
2006	125.5	111.8	116.6

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2005	15.6%	16.5%	18.3%	15.3%	15.3%
2006	15.3%	15.8%	15.0%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores
	Q1	Q2	Q3	Q4	FY
2005	186	191	194	195	195
2006	196	197	202

	Average sales per store
	Q1	Q2	Q3	Q4	FY
2005	0.1	0.1	0.1	0.3	0.6
2006	0.1	0.1	0.2

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	21.3	22.1	25.8	47.7	116.9
2006	23.5	23.2	34.5

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2005	9.1	9.4	11.0	19.7	49.2
2006	10.0	10.0	15.1

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2005	42.7%	42.5%	42.6%	41.3%	42.1%
2006	42.6%	43.1%	43.8%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	10.9	11.2	11.4	13.4	46.9
2006	11.4	11.6	16.0

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2005	51.2%	50.7%	44.2%	28.1%	40.1%
2006	48.5%	50.0%	46.4%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2005	(1.8)	(1.8)	(0.4)	6.3	2.3
2006	(1.4)	(1.6)	(0.9)

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2005	-8.5%	-8.1%	-1.6%	13.2%	2.0%
2006	-6.0%	-6.9%	-2.6%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	0.1	0.1	0.2	0.2	0.6
2006	0.1	0.1	0.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	—	—	—	—	—
2006	—	—	0.1

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2005	(1.9)	(1.9)	(0.6)	6.1	1.7
2006	(1.5)	(1.7)	(1.2)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	36.8%	42.1%	33.3%	39.3%	41.2%
2006	40.0%	41.2%	41.7%

	Net Income
	Q1	Q2	Q3	Q4	FY
2005	(1.2)	(1.1)	(0.4)	3.7	1.0
2006	(0.9)	(1.0)	(0.7)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2005	0.4	0.5	0.4	0.4	1.7
2006	0.4	0.4	0.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2005	14.4	14.8	16.7	12.1	12.1
2006	14.4	14.8	21.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	0.2	0.4	0.3	0.1	1.0
2006	0.2	0.5	0.6

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	(8.4)	(1.6)	(1.8)	11.9	0.1
2006	(5.0)	(1.9)	3.8

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(0.2)	(0.4)	(0.3)	(0.1)	(1.0)
2006	(0.2)	(0.5)	(14.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2005	(8.6)	(2.0)	(2.1)	11.8	(0.9)
2006	(5.2)	(2.4)	(11.0)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	8.2	2.0	2.2	(11.9)	0.5
2006	5.3	2.4	11.1

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	10.7	12.7	14.9	3.0	3.0
2006	8.2	10.6	21.8

	Equity
	Q1	Q2	Q3	Q4	FY
2005	11.3	10.2	9.8	13.5	13.5
2006	12.6	11.5	10.9

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2005	13.4%	8.6%	4.7%	8.7%	8.7%
2006	11.3%	12.2%	9.4%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered — Project mines
	Q1	Q2	Q3	Q4	FY
2005	6.7	6.0	7.3	7.2	27.2
2006	6.4	6.5	7.2

	Lignite tons delivered — Non-project mines
	Q1	Q2	Q3	Q4	FY
2005	1.8	1.8	1.9	2.0	7.5
2006	1.8	2.0	2.1

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2005	5.2	4.9	6.5	8.6	25.2
2006	9.7	10.5	9.6

	Revenues
	Q1	Q2	Q3	Q4	FY
2005	29.1	28.0	28.2	33.1	118.4
2006	33.7	39.2	38.1

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2005	4.6	2.9	1.2	3.7	12.4
2006	3.5	11.0	6.4

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2005	15.8%	10.4%	4.3%	11.2%	10.5%
2006	10.4%	28.1%	16.8%

	Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2005	8.4	7.7	9.4	8.3	33.8
2006	8.9	9.1	9.4

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2005	5.9	5.2	5.2	6.1	22.4
2006	6.1	6.2	4.9

	Operating Expenses as a % of the sum of Gross Profit
	plus Earnings of unconsolidated project mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2005	45.4%	49.1%	49.1%	50.8%	48.5%
2006	49.2%	30.8%	31.0%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2005	7.1	5.4	5.4	5.9	23.8
2006	6.3	13.9	10.9

	Operating Profit as a % of the sum of Gross Profit plus
	Earnings of unconsolidated project mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2005	54.6%	50.9%	50.9%	49.2%	51.5%
2006	50.8%	69.2%	69.0%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	2.4	2.1	2.1	1.8	8.4
2006	1.9	1.9	1.7

Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	—	—	—	—	—
2006	—	—	—

	Income Before Taxes and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2005	4.7	3.3	3.3	4.1	15.4
2006	4.4	12.0	9.2

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2005	8.5%	3.0%	n.m.	-31.7%	-5.2%
2006	15.9%	17.5%	35.9%

	Net Income
	Q1	Q2	Q3	Q4	FY
2005	4.3	3.2	3.3	5.4	16.2
2006	3.7	9.9	5.9

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2005	3.4	3.3	4.0	3.8	14.5
2006	3.3	3.3	3.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2005	5.3	5.8	7.0	3.5	21.6
2006	9.4	0.9	0.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2005	8.3	(0.9)	10.8	8.2	26.4
2006	20.7	7.4	5.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2005	(5.3)	(5.8)	(6.8)	(3.5)	(21.4)
2006	(9.4)	(0.8)	(0.9)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2005	3.0	(6.7)	4.0	4.7	5.0
2006	11.3	6.6	4.1

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2005	(2.7)	6.5	1.2	(10.1)	(5.1)
2006	(11.1)	(5.2)	(5.6)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2005	2.2	3.0	0.5	0.7	6.4
2006	6.3	1.8	6.6

	Total debt
	Q1	Q2	Q3	Q4	FY
2005	115.7	121.7	123.4	114.1	114.1
2006	109.4	106.0	107.1

	Equity
	Q1	Q2	Q3	Q4	FY
2005	83.2	86.3	89.1	84.5	84.5
2006	59.1	62.7	59.9

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2005	21.9%	20.5%	17.5%	19.1%	19.1%
2006	19.4%	29.2%	35.0%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2005	(0.3)	(0.5)	(0.6)	(1.2)	(2.6)
2006	(1.4)	(0.5)	(2.6)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	(0.7)	(0.5)	(0.4)	(0.7)	(2.3)
2006	(0.9)	(0.9)	(1.1)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2005	0.4	0.4	0.4	(0.5)	0.7
2006	0.5	0.3	0.5

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2005	—	(0.4)	(0.6)	—	(1.0)
2006	(1.0)	0.1	(2.0)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2005	1.7	(1.0)	(0.1)	6.3	6.9
2006	(1.2)	(1.4)	(1.9)